UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005

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Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32365	13-4284187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3225 North Central Avenue, Suite 1205 Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 602-277-5559

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 Completion of Acquisition or Disposition of Assets.

Northgate Mall Acquisition

On July 12, 2005, Feldman Mall Properties, Inc. (the “Company”) announced the completion of the acquisition of (i) 100% of the membership interests in the owner of real property and improvements constituting the Northgate Mall (the “Mall”) in Colerain Township, a northwest suburb of Cincinnati, Ohio, and (ii) a parcel of land adjacent to the Mall (the “Parcel,” and together with the Mall, the “Property”). The Mall was acquired pursuant to an Amended and Restated Membership Interest Purchase Agreement, dated as of May 13, 2005, by and between Hocker Northgate Holdings I, Inc., Hocker Northgate Group, LLC, David E. Hocker and FMP Northgate LLC, a wholly owned subsidiary of Feldman Equities Operating Partnership, LP, the operating partnership subsidiary of the Company. The Parcel was acquired pursuant to a Real Estate Purchase and Sale Agreement, dated as of April 27, 2005, by and between Northgate Investments, LLC and FMP Northgate Outparcel LLC, a wholly owned subsidiary of Feldman Equities Operating Partnership, LP, the operating partnership subsidiary of the Company. The purchase price of approximately $110.0 million includes the assumption of the existing mortgage loan of approximately $79.9 million plus cash in the amount of approximately $30.1 million. Financing for the Property was funded with proceeds from a six-month first mortgage loan financing collateralized by one of the Company’s other properties, Colonie Center, a 1.2 million square foot mall located in Albany, New York.

The Company reported in Form 8-K filed on July 18, 2005 that it would file pro forma financial information and financial statements of the Property. This Form 8-K/A is being filed to file such pro forma financial information and financial statements. No other changes is effected by this Form 8-K/A.

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ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Northgate Mall:

Independent Auditors’ Report

Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004

Notes to Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004

(b)	Pro Forma Financial Information.

Feldman Mall Properties, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2005

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004

Notes to Pro Forma Condensed Consolidated Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.

By:	/s/ Thomas E. Wirth Name: Thomas E. Wirth Title: Executive Vice President and Chief Financial Officer

Date: September 27, 2005

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INDEPENDENT AUDITORS’ REPORT

Members of Northgate Partners, LLC and the shareholders of Northgate Marketing, Inc.

     We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as The Northgate Mall, located near Cincinnati, Ohio (the “Property”) for the year ended December 31, 2004 (the Historical Summary). This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
September 23, 2005

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NORTHGATE MALL

     STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004
(Dollar amounts in thousands)

	Six months ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004

Revenues:
Rental income (note 3)	$4,667	$9,614
Tenant reimbursements	2,282	4,753
Other income	308	813

Total revenues	7,257	15,180

Operating Expenses:
Utilities	336	736
Cleaning services	288	660
Repairs, maintenance, and supplies	465	950
Real estate taxes	637	1,264
Security	178	380
Insurance	118	202
Marketing	248	703
Bad debt expense	367	437
General and administrative	256	486
Interest expense	2,663	5,423

Total expenses	5,556	11,241

Excess of revenues over certain expenses	$1,701	$3,939

See accompanying notes to statements of revenues and certain expenses.

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NORTHGATE MALL

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(Unaudited)

1.  Nature of the Property’s Business

     The Northgate Mall (the “Property”) is a regional mall located in Colerain Township, a northwest suburb of Cincinnati, Ohio, consisting of approximately 1.1 million square feet of rentable area which includes three anchor tenants which own and occupy approximately 539,000 square feet. The mall was opened in 1972 with a major expansion completed in 1993.

     Northgate Partners, LLC is a limited liability company formed in June 2005 under the laws of the State of Kentucky and is comprised of two members, with the ownership and profit or loss shared ninety-nine percent and one percent between those members. Northgate Marketing, Inc. provides media and marketing services, and is an entity under common control with Northgate Partners, LLC. Northgate Partners, LLC and Northgate Marketing, Inc. (collectively, the Company) own the Property.

     On July 12, 2005, Feldman Mall Properties, Inc. purchased the Property from the Company for $110,000, which included the assumption of the existing mortgage loan of approximately $79,900 plus cash in the amount of approximately $30,100.

2.  Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

     The Statements of Revenues and Certain Expenses (Historical Summary) have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain expenses of the Property, exclusive of interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees (collectively, the “Excluded Items”), which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

     The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases. Percentage rents are recognized as a percentage of a tenant’s sales or once the tenant income thresholds, if any, have been exceeded.

Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

     Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

     Expenditures for repairs and maintenance are expensed as incurred.

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NORTHGATE MALL

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(Unaudited)

3.  Leases

The Company has entered into non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2004, the fixed future minimum rental income on non-cancelable operating leases expiring in various years through 2019 is as follows:

Year ending December 31	Amounts

2005	$7,081
2006	6,452
2007	6,080
2008	5,584
2009	5,010
Thereafter	17,255

$47,462

     The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Company’s tenant leases generally include tenant renewal options that can extend the lease terms.

     Rental income on the Historical Summary includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase in rental income of $71 and $126 for the six months ended June 30, 2005 (unaudited), and for the year ended December 31, 2004, respectively.

4.   Mortgage and Financing Activities

     The Property remains collateralized by a first mortgage (the “First Mortgage”), which the Company entered into on October 10, 2002 and provided a debt facility of $82,000. Borrowings under the First Mortgage are collateralized by a lien on the leasehold interest in the Property and the assignment of rents and leases. Monthly payments under the First Mortgage include principal and interest. The constant payment is based on an amortization schedule of 360 months and a fixed interest rate of 6.60%. The maturity date of the First Mortgage is July 11, 2029. The First Mortgage may not be prepaid prior to October 10, 2012. It can be prepaid thereafter without penalties.

     Principal payments due related to the First Mortgage are as follows:

Year ending December 31	Amounts

2005	$947
2006	1,015
2007	1,085
2008	1,145
2009	1,238
Thereafter	74,736

Total	$80,166

5.   Concentration Risks

     One tenant (department store) whose lease expires in January 2014, accounted for more than 10% of the total rental income for the six month period ended June 30, 2005 (unaudited) and for the year ended December 31, 2004, or $919 and $1,838, respectively.

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NORTHGATE MALL

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(Unaudited)

6.   Commitments and Contingencies

     Adjacent to the Property are three third-party owned anchor tenant spaces. The Company has an operating agreement with these three anchors to share in certain operating expenses based on allocated amounts per square foot. The agreement terminates in October 2054.

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NORTHGATE MALL

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

     The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and the year ended December 31, 2004 are presented as if the Feldman Mall Properties, Inc.’s (the “Company”) initial public offering, formation transactions and the acquisitions of the Tallahassee Mall, Colonie Center Mall, Stratford Square Mall and Northgate Mall had been made on January 1, 2004. Additionally, the pro forma condensed consolidated balance sheet as of June 30, 2005 has been presented as if the Northgate acquisition and financing had been made on June 30, 2005.

     The pro forma adjustments also reflect acquisition of the minority interest held by unaffiliated third parties in the Foothills Mall. Pro forma purchase accounting adjustments are calculated pursuant to Statement of Financial Accounting Standards No. 141.

     The pro forma condensed consolidated financial statements should be read in conjunction with the Company’s 2004 Annual Report on Form 10-K and the Company’s quarterly report on Form 10-Q for the six months ended June 30, 2005. The pro forma condensed consolidated financial statements do not purport to represent the Company’s financial position or the results of operations that would actually have occurred assuming the completion of this offering, the formation transactions, the financing transactions, the acquisitions of the Tallahassee Mall, Colonie Center Mall, Stratford Square Mall and Northgate Mall and the acquisition of additional interest in the Foothills Mall all had occurred by the first day of the periods presented; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

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FELDMAN MALL PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in Thousands)

	June 30, 2005	Acquisition and Financing of Northgate Mall	Company Pro Forma

	(Unaudited)	(A)
Assets:
Investments in real estate, net	$289,435	107,796	$397,231
Investment in unconsolidated real estate partnership	5,074	—	5,074
Cash and cash equivalents	45,734	(27,351)	18,383
Restricted cash	7,863	—	7,863
Rents, deferred rents and other receivables, net	4,174	—	4,174
Acquired lease rights, net	8,194	8,472	16,666
Acquired in-place lease values, net	17,078	3,275	20,353
Acquired below market ground lease	7,879	—	7,879
Deferred charges, net	2,515	699	3,214
Other assets	5,601	(3,000)	2,601

Total Assets	$393,547	$89,891	$483,438

Liabilities and Stockholders’ Equity:
Liabilities:
Mortgages payable	$232,897	$87,953	$320,850
Due to affiliates	9,071	—	9,071
Accounts payable, accrued expenses and other liabilities	8,769	—	8,769
Acquired lease obligations, net	17,720	1,938	19,658
Dividends and distributions payable	3,216	—	3,216

Total liabilities	271,673	89,891	361,564

Minority interest	13,249	—	13,249

Stockholders’ Equity
Common stock	125	—	125
Additional paid-in capital	116,802	—	116,802
Distributions in excess of earnings	(6,880)	—	(6,880)
Unamortized deferred compensation expense	(1,609)	—	(1,609)
Accumulated other comprehensive income	187	—	187

Total stockholders’ equity	108,625	—	108,625

Total Liabilities and Stockholders’ Equity	$393,547	$89,891	$483,438

See accompanying notes to condensed consolidated financial statements

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FELDMAN MALL PROPERTIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005
(Unaudited)

(Amounts in thousands, except share and per share data)	June 30, 2005 (Unaudited)	Acquisition of Colonie Center Mall	Financing Transactions	Acquisition and Financing of Tallahassee	Acquisition and Financing of Northgate	Company Pro Forma

	(AA)	(CC)	(DD)	(JJ)	(KK)

Revenue:
Rental	$12,580	750	—	4,329	4,361	$22,020
Tenant reimbursements	6,952	370	—	817	2,282	10,421
Management, leasing and development services	266	—	—	—	—	266
Interest and other income	626	2	(104)	61	308	893

Total Revenue	20,424	1,122	(104)	5,207	6,951	33,599

Expenses:
Rental property operating and maintenance	6,383	497	—	1,356	2,000	10,236
Real estate taxes	2,516	165	—	375	637	3,693
Ground Rent	—	—	—	250	—	250
Interest (including amortization of deferred financing costs)	3,604	—	—	2,227	2,039	7,870
Depreciation and amortization	4,477	167	—	2,208	2,157	9,008
General and administrative	2,718	—	—	279	256	3,253

Total Expenses	19,698	828	—	6,695	7,089	34,309

Equity in loss of unconsolidated real estate partnership	(76)	—	—	—	—	(76)

Income (loss) before minority interest	650	294	(104)	(1,488)	(138)	(786)
Minority interest	74	34	(12)	(170)	(16)	(90)

Net income (loss)	$576	260	(92)	(1,318)	(122)	$(696)

Pro forma basic loss per share	$0.02					$(0.06)
Pro forma diluted loss per share	$0.02					$(0.06)

Pro forma weighted average common shares outstanding – basic	13,934,000					12,400,868
Pro forma weighted average common shares outstanding – diluted	13,934,000					12,400,868

See accompanying notes to pro forma condensed consolidated financial statements

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FELDMAN MALL PROPERTIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(Unaudited)

(Amounts in thousands, except share and per share data)	The Company December 16, 2004 to December 31, 2004	Predecessor Historical January 1, 2004 to December 15, 2004	Acquisition of Minority Interest in Foothills Mall	Acquisition of Colonie Center Mall	Financing Transactions	Other Pro Forma Adjustments		Acquisition and Financing of Stratford	Company Pro Forma	Acquisition and Financing of Tallahassee	Acquisition and Financing of Northgate	Company Pro Forma

Revenue:	(AA)	(AA)	(BB)	(CC)	(DD)			(II)		(JJ)	(KK)
Rental	$327	6,340	—	9,954	—	—		11,478	$28,099	8,826	9,000	$45,925
Tenant reimbursements	193	4,124	—	4,465	—	—		4,903	13,685	1,595	4,753	20,033
Management, leasing and development services	58	917	—	—	—	—		—	975	—	—	975
Interest and other income	52	250	—	72	—	—		322	696	43	813	1,552

Total Revenue	630	11,631	—	14,491	—	—		16,703	43,455	10,464	14,566	68,465

Expenses:
Rental property operating and maintenance	329	3,886	—	4,208	—	—		4,320	12,743	2,726	4,068	19,537
Real estate taxes	45	1,218	—	1,824	—	—		1,862	4,949	756	1,264	6,969
Ground Rent	—	—	—	—	—	—		—	—	501	—	501
Interest (including amortization of deferred financing costs)	443	4,007	—	—	(1,996)	412	(GG)	3,750	6,616	4,890	4,284	15,790
Depreciation and amortization	211	1,462	889	2,571	—	—		4,333	9,465	4,162	4,161	17,788
General and administrative	1,047	3,485	—	621	—	(2,710	)(EE)	877	4,302	477	486	5,265
						982	(FF)
Other	—	13	—	—	—	—		—	13	—	—	13

Total Expenses	2,075	14,071	889	9,224	(1,996)	(1,316)		15,142	38,089	13,512	14,263	65,864

Equity in earnings of unconsolidated real estate partnership	12	425	—	—	—	—		—	437	—	—	437

Income (loss) before minority interest	(1,433)	(2,015)	(889)	5,267	1,996	1,316		1,562	5,803	(3,048)	534	3,058
Minority interest	(184)	233	(30)	—	—	528	(HH)	201	749	(393)	69	395

Net income (loss)	$(1,249)	$(2,248)	$(859)	$5,267	$(1,996)	$788		$1,360	$5,055	$(2,655)	$465	$2,664

Pro forma basic earnings per share												$0.25
Pro forma diluted earnings per share												$0.25
Pro forma weighted average common shares outstanding – basic												10,789,895
Pro forma weighted average common shares outstanding – diluted												12,383,359

See accompanying notes to pro forma condensed consolidated financial statements.

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FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollar amounts in thousands, except per share data)

1.  Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

(A)	On July 12, 2005, Feldman Mall Properties, Inc. (the “Company”) purchased the Northgate Mall. The following represents the adjustments to the balance sheet for the proposed acquisition:

Contractual purchase price		$110,000
Estimated closing costs		334

Initial purchase price		110,334
Less: deposit previously paid		(3,000)
Less: debt assumed		(79,983)

Net cash required		$27,351

The initial purchase price has preliminarily been allocated as follows:
Land	$11,120
Building (40 year life)	91,258
Tenant improvements (11.5 year life)	5,418

Real estate		107,796
Acquired lease rights (7.4 years average life)		8,472
In-place lease value (11.5 years average life)		3,275
Leasing commissions and legal fees		699
Acquired lease obligations (4.6 years average life)		(1,938)
Acquired above-market debt		(7,970)

		$110,334

2.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

     The adjustments to the pro forma condensed consolidated statements of operations for the six month period ended June 30, 2005 and the year ended December 31, 2004 are as follows:

     (AA)  Reflects the historical condensed consolidated statements of operations of Feldman Equities of Arizona LLC (the “Predecessor”) for the period January 1, 2004 to December 15, 2004 and the Company’s Condensed Consolidated Results of Operations of the Company for all subsequent periods. The interests in the Predecessor contributed to Feldman Equities Operating Partnership, LP (the “Operating Partnership”) in exchange for limited partnership interests in the Operating Partnership were recorded at the Predecessor’s historical cost. As a result, expenses such as depreciation and amortization to be recognized by the Operating Partnership related to the contributed interests are based on the Predecessor’s historical cost of the related assets.

     As discussed below, upon consummation of the Company’s initial public offering, which occurred on December 15, 2004, and the formation transactions, the Company owned 87.1% of the Operating Partnership and will have control over major decisions of the Operating Partnership. Accordingly, the Company consolidates the revenues and expenses of the Operating Partnership. See note (HH) for the pro forma adjustment to allocate 12.9% of the net income of the Operating Partnership to the limited partners of the Operating Partnership in 2004. At June 30, 2005, the minority interest was 11.4% in the Operating Partnership.

     Pursuant to contribution agreements among the owners of the Predecessor and the Operating Partnership, which were executed on August 13, 2004, the Operating Partnership received a contribution of interests in the Predecessor, which includes the property management, leasing, and real estate development operations in exchange for limited partnership interests in the Operating Partnership.

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FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollar amounts in thousands, except per share data)

     As of August 13, 2004, Mr. Larry Feldman, Chairman and Chief Executive Officer of the Company, is the ultimate owner of 100% of the Company. Mr. Feldman (including members of his family) and three other members of management of the Company (Messrs. Bourg, Jensen and Erhart) own 100% of the Predecessor. They contributed their ownership interests in the Predecessor to the Operating Partnership pursuant to contribution agreements. Collectively, these contributors owned 12.9% of the Operating Partnership, as limited partners, at the consummation of the Company’s initial public offering. The exchange of their contributed interests was accounted for as a reorganization of entities under common control; accordingly the contributed assets and assumed liabilities were recorded at the Predecessor’s historical cost basis.

     Upon consummation of the offering and the formation transactions, Feldman Holdings Business Trust I and Feldman Holdings Business Trust II, business trusts owned by the Company, as general and limited partners, own 87.1% of the Operating Partnership and have control over major decisions of the Operating Partnership, including decisions related to sale or refinancing of the properties. Accordingly, the Company will consolidate the assets and liabilities of the Operating Partnership in accordance with AICPA Statement of Position 78-9, Accounting for Investments in Real Estate Ventures (“SOP 78-9”). As of August 13, 2004, Feldman Holdings Business Trust I owns 0.01% of the Operating Partnership as general partner, and Jim Bourg, our Executive Vice President and Chief Operating Officer, and Scott Jensen, our Executive Vice President of Leasing, own 99.99% as limited partners.

     In connection with the formation transactions, the Company entered into agreements with the contributors that indemnify them with respect to certain tax liabilities intended to be deferred in the formation transactions if those liabilities are triggered either as a result of a taxable disposition of a property by the Company or if the Company fails to guarantee or otherwise bear the risk of loss with respect to certain amounts of the Company’s debt for tax purposes (the “contributor-guaranteed debt”). With respect to tax liabilities arising out of property sales, the indemnity will cover 100% of any such liability until December 31, 2009 and will be reduced by 20% of the aggregate liability on each of the five following year ends thereafter. The Company also has agreed to maintain approximately $10,000 of indebtedness, and to offer the contributors the option to guarantee $10 million of the Operating Partnership’s indebtedness, in order to enable them to continue to defer certain tax liabilities. The obligation to maintain such indebtedness extends to 2013, but will be extended by an additional five years for any contributor that holds (together with his affiliates) at that time at least 25% of the OP units issued to them in the formation transactions.

     In connection with the formation transactions, we extinguished an intercompany loan owed to Feldman Partners, LLC (an entity controlled by Larry Feldman and owned by him and his family), in the amount of approximately $5,900. Of this loan, $1,900 was converted into equity securities and $4,000 was repaid in cash. This loan was used to invest in the Harrisburg Mall and the Foothills Mall and pay overhead expenses.

     (BB)  Reflects purchase accounting and elimination entries resulting from the December 15, 2004 acquisition of the minority interest previously owned by third parties in the Foothills Mall, a consolidated property in the Predecessor’s historical consolidated financial statements. The pro forma adjustments are comprised of the following:

(i)	Increase in amortization of in-place lease value resulting from purchase accounting adjustment.

(ii)	Elimination of allocation of income to minority investor.

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FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollar amounts in thousands, except per share data)

2.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations – (Continued)

     (CC) Reflects the pro forma adjustment of the Colonie Center Mall for the six month period ended June 30, 2005 and the year ended December 31, 2004. The Company acquired the Colonie Center Mall on February 1, 2005.

Colonie Center Mall Historical for one month ended January 31, 2005(1)

Revenue:
Rental	$750
Tenant reimbursements	370
Other	2

Total revenue	1,122

Expenses:
Rental property operating and maintenance	497
Real estate taxes	165
Depreciation and amortization	—

General and administrative	167

Total expenses	828

Excess revenue over expenses	$294

(1)      The adjustments resulting from purchase accounting were considered inconsequential and have not been included in the pro forma results.

	Colonie Center Mall Historical for the Year Ended December 31, 2004	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$8,943	1,011	(1)	$9,954
Tenant reimbursements	4,465	—		4,465
Other	72	—		72

Total revenue	13,480	1,011		14,491

Expenses:
Rental property operating and maintenance	4,208	—		4,208
Real estate taxes	1,824	—		1,824
Depreciation and amortization	—	2,571	(2)	2,571
General and administrative	621	—		621

Total expenses	6,653	(2,571		9,224

Excess revenue over expenses	$6,827	(1,560)		$5,267

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2) Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.

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FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollar amounts in thousands, except per share data)

2.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations – (Continued)

     (DD) Decrease in interest expense as a result of the repayment of certain indebtedness from the proceeds of the offering.

For the year ended December 31, 2004:

Foothills Mall (1)	Interest related to mezzanine loan to be repaid	$(730)
	Related amortization of deferred financing costs	(396)
Due to Affiliates (2)	Interest related to loan to be repaid or converted to equity	(777)
Line of Credit (3)	Interest related to borrowings to be repaid	(93)

		$(1,996)

(1)	Amounts represent historical interest and amortization of mezzanine loan costs.
(2)	Amounts represent historical interest expense on loan due to an affiliate at a rate of 15% per annum.
(3)	Amounts represent interest at the prime rate plus 1.50% per annum.

The reduction in interest and other income for the six month period ended June 30, 2005 represents income earned on excess cash prior to the Colonie Mall acquisition.

     (EE) Compensation Expense:

To reverse non-recurring compensation and organizational costs

Year ended 12/31/2004

Issuance of limited partnership units in the Operating Partnership to Jeffrey Erhart	$1,980
Initial organizational costs	730

$2,710

     (FF) Increase in general and administrative expenses as a result of becoming a self-administered REIT and a public company

Year ended 12/31/2004

Incremental salaries and estimated bonuses (10% of incremental salaries) based on employment agreements for senior management who were hired as a result of becoming a public company or existing management who will have new employment contracts	$742

Estimate of annual director and committee fees and expenses for three independent directors, at $240 per year	240

$982

     (GG)  Reflects interest expense related to the accretion of the Company’s earn out liability totaling $412 for the year ended December 31, 2004, representing the Company’s estimate of the change in the fair value of such financial instrument.

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FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(Dollar amounts in thousands, except per share data)

2.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations – (Continued)

(HH)	Allocate minority interest in net income (loss) of the Operating Partnership as a result of issuing 1,593,464 limited partnership units in the Operating Partnership to Messrs. Feldman (including members of his family), Bourg, Jensen and Erhart in exchange for a portion of their interests in the Predecessor:

	Six Months Ended June 30, 2005	Year ended 12/31/2004

Total income (loss) before allocation to minority interest (1)(2)	$(786)	$3,058
Percentage allocable to minority interest	11.4%	12.9%

	$(90)	$395

(1)	After adjustments CC, DD, JJ, and KK in 2005
(2)	After adjustments BB to GG and II to KK in 2004

(II)	Reflects the pro forma adjustment of the Stratford Square Mall for the year ended December 31, 2004.

	Stratford Square Mall Historical for the Year Ended December 31, 2004	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$10,725	753	(1)	11,478
Tenant reimbursements	4,903	—		4,903
Other	322	—		322

Total revenue	15,950	753		16,703

Expenses:
Rental property operating and maintenance	4,320	—		4,320
Real estate taxes	1,862	—		1,862
Depreciation and amortization	—	4,333	(2)	4,333
General and administrative	877	—		877

Total expenses	7,059	—		11,392

Excess revenue over expenses	$8,891	(3,580)		$5,311

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.

The pro forma results also include the interest expense totaling $3,750 in 2004 for the $75,000 mortgage at a fixed rate of 5% interest rate which is secured by the Stratford Square Mall. The proceeds of the first mortgage were used to fund the Colonie Mall Acquisition.

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FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(Dollar amounts in thousands, except per share data)

2.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations – (Continued)

(JJ)	Reflects the pro forma adjustment of the Tallahassee Mall for the six month period ended June 30, 2005 and the year ended December 31, 2004.

	Tallahassee Mall Historical for Six Months Ended June 30, 2005	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$3,763	566	(1)	$4,329
Tenant reimbursements	817	—		817
Other	61	—		61

Total revenue	4,641	566		5,207

Expenses:
Rental property operating and maintenance	1,356	—		1,356
Real estate taxes	375	—		375
Interest (including amortization of deferred financing costs)	2,000	(890	(3)	1,110
Ground rent	182	68	(4)	250
Depreciation and amortization	—	2,208	(2)	2,208
General and administrative	279	—		279

Total expenses	4,192	1,386		5,578

Excess revenue over expenses	$449	(820)		$(371)

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.
(3)	The decrease in interest expense reflects the amortization of the above market interest rate on the acquired first mortgage.
(4)	The increase in ground rent expense reflects the amortization of the acquired below market ground lease.

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FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(Dollar amounts in thousands, except per share data)

2.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations – (Continued)

	Tallahassee Mall Historical for the Year Ended December 31, 2004	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$7,734	1,092	(1)	$8,826
Tenant reimbursements	1,595	—		1,595
Other	43	—		43

Total revenue	9,372	1,092		10,464

Expenses:
Rental property operating and maintenance	2,726	—		2,726
Real estate taxes	756	—		756
Interest (including amortization of deferred financing costs)	4,130	(1,775	(3)	2,355
Ground rent	364	137	(4)	501
Depreciation and amortization	—	4,162	(2)	4,162
General and administrative	477	—		1,477

Total expenses	8,453	2,524		10,977

Excess revenue over expenses	$919	(1,432)		$(513)

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.
(3)	The decrease in interest expense reflects the amortization of the above market interest rate on the acquired first mortgage.
(4)	The increase in ground rent expense reflects the amortization of the acquired below market ground lease.

The pro forma interest expense includes interest on a $50,700 first mortgage bearing interest at 5.0% secured by the Colonie Center Mall. A portion of the proceeds were used to fund the purchase of the Northgate Mall.

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FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(Dollar amounts in thousands, except per share data)

2.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations – (Continued)

(KK)	Reflects the pro forma adjustment of the Northgate Mall for the six month period ended June 30, 2005 and the year ended December 31, 2004.

	Northgate Mall Historical for Six Months Ended June 30, 2005	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$4,667	(306	)(1)	$4,361
Tenant reimbursements	2,282	—		2,282
Other	308	—		308

Total revenue	7,257	(306)		6,951

Expenses:
Rental property operating and maintenance	2,000	—		2,000
Real estate taxes	637	—		637
Interest (including amortization of deferred financing costs)	2,663	(624	)(3)	2,039
Depreciation and amortization	—	2,157	(2)	2,157
General and administrative	256	—		256

Total expenses	5,556	1,553		7,089

Excess revenue over expenses	$1,701	(1,839)		$(138)

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.
(3)	The decrease in interest expense reflects the amortization of the above market interest rate on the acquired first mortgage.

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FELDMAN MALL PROPERTIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollar amounts in thousands, except per share data)

2.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations – (Continued)

	Northgate Mall Historical for the Year Ended December 31, 2004	Adjustments Resulting from Purchase Accounting		Pro Forma Adjustment

Revenue:
Rental	$9,614	(614	)(1)	$9,000
Tenant reimbursements	4,753	—		4,753
Other	813	—		813

Total revenue	15,180	(614)		14,566

Expenses:
Rental property operating and maintenance	4,068	—		4,068
Real estate taxes	1,264	—		1,264
Interest (including amortization of deferred financing costs)	5,423	(1,139	)(3)	4,284
Depreciation and amortization	—	4,161	(2)	4,161
General and administrative	486	—		486

Total expenses	11,241	3,022		14,263

Excess revenue over expenses	$3,939	(3,636)		$303

(1)	Increase in rental revenue to reflect net amortization of above/below market leases resulting from purchase accounting.
(2)	Increase in depreciation of buildings and improvements and amortization of in place lease values resulting from purchase accounting.
(3)	The decrease in interest expense reflects the amortization of the above market interest rate on the acquired first mortgage.